                                                                   Exhibit 10.9


                   AMENDMENT TO LOAN AND SECURITY AGREEMENT


     THIS AGREEMENT made as of the 21st day of December, 1994 by and between
                                   ----
COMMAND SYSTEMS INCORPORATED, a Connecticut corporation having its chief executive office at One Corporate Center, Hartford, Connecticut 06103 ("Debtor"), and PEOPLE'S BANK, a Connecticut banking corporation having an office at 850 Main Street, Bridgeport, Connecticut 06604-4913 ("Secured Party").

                             W I T N E S S E T H:

     WHEREAS, Debtor and Secured party are parties to a Loan and Security Agreement dated November 30, 1993 (the "Loan Agreement") pursuant to which Secured Party provided Debtor with a term loan in the amount of Five Hundred Twenty Thousand and 00/100 Dollars ($520,000.00) (the "Term Loan") evidenced by a Term Loan Promissory Note dated November 30, 1993, a revolver/term loan in the amount of Eighty Thousand and 00/100 Dollars ($80,000.00) (the "Revolver/Term Loan") evidenced by a Revolver/Term Loan Promissory Note dated November 30, 1993 and Secured Party also agreed, from time to time, in its sole discretion, to extend commercial revolving loans in the maximum aggregate principal amount of up to Two Hundred Thousand and 00/100 Dollars ($200,000.00) to Debtor (the "Line of Credit Loans") evidenced by a Line of Credit Promissory Note dated November 30, 1993 (the Term Loan, the Revolver/Term Loan, and the Line of Credit Loan are hereinafter sometimes collectively referred to as the "Loans"); and

     WHEREAS, Debtor has requested that Secured Party modify the terms of the Loan and Security Agreement to provide for Line of Credit Loans in an amount not to exceed One Million and 00/100 Dollars ($1,000,000.00) with a committed term of April 15, 1996, and to eliminate the Term Loan and the Revolver/Term Loan.

     NOW THEREFORE, in consideration of the foregoing and in further consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1.  The Loan Agreement is hereby amended as follows:

         (a)  Paragraph 2(p) is hereby deleted in its entirety;

         (b)  Paragraph 2(r) is hereby deleted in its entirety;

         (c) Paragraph 4 of the Loan Agreement is hereby deleted in its entirety;

         (d) Paragraph 5 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu therefore:

              "5.  AMOUNT IN TERMS OF THE LINE OF CREDIT LOANS. Pursuant to the
                   -------------------------------------------
         terms of this Agreement and upon the satisfaction of the conditions precedent referred to in Paragraph 14 hereof, Secured Party may, in the exercise of its sole discretion, make Line of Credit Loans to Debtor upon its request, which in the
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aggregate do not exceed the lesser of One Million and 00/100 Dollars
($1,000,000.00) or fifty percent (50%)(or such greater or lesser percentage as Secured Party may, from time to time, determine) of Qualified Accounts plus One Hundred Fourteen Thousand and 00/100 Dollars ($114,000.00), which amount represents real estate equity value accepted by Secured Party in connection with 6 Morgan Way, Avon, Connecticut and 22 Cobtail Way, Simsbury, Connecticut (the "Real Estate Equity"). The Line of Credit Loans and each of them shall be made on the following terms and conditions:

     (a) The principal amount of the Line of Credit Loans, or such part thereof as may be from time to time outstanding, shall be evidenced by Debtor's Promissory Note, in the form of Exhibit I-2 annexed hereto and made a part
                                -----------
hereof (hereinafter referred to as the "Line of Credit Note"), with appropriate insertions of names, dates, and amounts, which shall be guaranteed by Guarantor.
 The Line of Credit Note shall be in the maximum aggregate principal amount which Secured Party, from time to time, intends to lend to Debtor, notwithstanding availability of the Line of Credit Loans which might otherwise exist because of the amount of then Qualified Accounts and Real Estate Equity. The Line of Credit Note shall be in the amount of One Million and 00/100 Dollars ($1,000,000.00). Nothing contained in this subparagraph (a) shall be deemed to prohibit Secured Party from lending in excess of the principal amount of the outstanding Line of Credit Note, to delimit the definition of "Obligations" contained herein or to constitute a waiver, release or subordination by Secured Party of the security interest in the Collateral herein granted by Debtor and Secured Party as security for the Obligations;

     (b) In the event Debtor desires a Line of Credit Loan it may request the same by delivering to Secured Party a request for advance, in the form of Exhibit J and a Borrowing Base Certificate in the form of Exhibit K, each
---------                                                 ---------
annexed hereto and made a part hereof. The Line of Credit Loans shall be made by Secured Party depositing the proceeds thereof in Debtor's demand deposit account maintained by it with Secured Party;

     (c) The aggregate principal amount of the Line of Credit Loans from time to time outstanding shall bear interest at a rate per annum equal to one and one-half (1.5) percentage points above the Prime Rate which at the date hereof is eight and one-half percent (8.5%), so that the initial rate of interest payable hereunder shall be ten percent (10.0%); provided, however, that the rate of interest charged hereunder shall never exceed the maximum amount, if any, allowable by law. In the event the Prime Rate is either increased or decreased, the rate of interest on the Line of Credit Loans then outstanding shall be adjusted on the day the Prime Rate is so changed so as to reflect such increase or decrease in the Prime Rate. Interest shall be payable monthly on the fifteenth day of each month and shall be charged on the daily principal balance of the Line of Credit Loans from time to time outstanding on the basis of a three hundred sixty (360) day year, and the outstanding principal amount owed on the Line of Credit Loans, together with all interest accrued thereon, shall be due and payable in full on April 15, 1996 unless the Line of Credit is extended pursuant to subparagraph (e) herein. Debtor hereby authorizes Secured Party to debit Debtor's operating account with Secured Party for each monthly interest payment owed;

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

                  (d) The Line of Credit Loans made by Secured Party to Debtor pursuant to this Paragraph 5 shall be recorded in an account on the books of Secured Party bearing Debtor's name ("Debtor's Account"). There shall also be recorded in Debtor's Account all payments made by Debtor on the Line of Credit Loans, proceeds of the Collateral received by Secured Party which are, in the exercise of Secured Party's sole discretion, applied by Secured Party to the Line of Credit Loans, interest and expenses and other appropriate debits and credits as herein provided. Secured Party shall from time to time render and send to Debtor a statement of Debtor's Account showing the outstanding aggregate principal balance of the Line of Credit Loans, together with interest and other appropriate debits and credits as of the date of the statement. The statement of Debtor's account shall be considered correct in all respects and accepted by and be conclusively binding upon Debtor unless Debtor makes specific written objection thereto within fifteen (15) days after the date the statement of Debtor's Account is sent;

                  (e) In the event Debtor requests and Secured Party agrees at any time to release all or any portion of the Collateral in consideration for a prepayment from any Person other than Secured Party, Debtor agrees to pay to Secured Party a collateral release fee in the amount of two percent (2%) of the committed original principal balance of the Line of Credit Loans.

                  (f) The provisions of this Paragraph 5 shall continue in effect until April 15, 1996, and from year to year thereafter, unless terminated as to future transactions by Secured Party giving not less than thirty (30) days written notice of termination prior to April 15, 1996 or prior to the end of any such one (1) year period to Debtor, provided, however, that Secured Party may also terminate the provisions of this Paragraph 5 at any time upon the happening of an Event of Default. No such termination shall (i) in any way affect or impair the security interest granted to Secured Party hereunder or any other rights of the Secured Party hereunder or under any other agreements, instruments or documents required to be executed and delivered to Secured Party pursuant to the terms of this Agreement, arising prior to any such termination or by reason thereof, (ii) relieve Debtor of any obligation to Secured Party under this Agreement, any such other agreement, instrument or document, or otherwise, until all the Obligations are fully paid and performed, or
      (iii) affect any right or remedy of Secured Party hereunder or under any such other agreement, instrument or document."

      (e)   Paragraph 6 of the Loan Agreement is hereby deleted in its entirety.

      (f) Paragraph 7(a) of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu therefore:

                 "(a) Maintain (i) a debt to tangible net worth plus subordinated debt ratio of 3.50 to 1.00; (ii) a current ratio of no less than 1.25 to 1.00; and (iii) a minimum net profit before taxes of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) for fiscal year 1994 and Three Hundred-Thousand and 00/100 Dollars ($300,000.00) for fiscal year 1995, as determined in each instance by generally accepted accounting principles consistently applied from year to year."

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

           (g) Subparagraph (j) of Paragraph 8 is hereby added to the Loan Agreement as follows:

                       "(j) Debtor shall maintain a certified public accountant satisfactory to Secured Party and shall not change such certified public accountants without prior notice to and consent from Secured Party."

           (h) Paragraph 13 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu therefore:

                 "13.  Default Provisions.
                       ------------------
                       (a) The Line of Credit Note shall forthwith become due and payable, without presentment, protest, demand, or notice of any kind, if Debtor becomes insolvent (including in said term an inability to pay its debts as they mature) or bankrupt, or makes an assignment for the benefit of its creditors, or consents to the appointment of a trustee or receiver of all or a substantial part of its properties or such appointment is made without its consent, or if bankruptcy, reorganization, arrangement, receivership, or liquidation proceedings are instituted by or against Debtor,

                       (b) Secured Party may at its option declare the Line of Credit Note due and payable whereupon the same shall become due and payable forthwith, without presentment, protest, demand, or notice of any kind in any of the following cases:

                             (i) If any payment of principal or interest or any other payment required by the terms hereof or by the Line of Credit Note or by any other instrument, agreement or document executed and delivered to Secured Party pursuant to the terms hereof shall not be fully paid when demand (to the extent the same is payable on demand) is made for the payment of the same or within ten (10) days after the same shall fall due if payable other than on demand;

                             (ii) If any payment of principal or interest or any other payment required by any of the obligations of Debtor for money borrowed by it from any third Person shall not be fully paid when demand is made for the payment of the same (to the extent payable on demand) or when the same shall fall due, or if any of said obligations shall become or be declared in default;

                             (iii) If any warranty or representation by Debtor
                 contained herein or in any related agreement, instrument or document, or in any statement furnished by Debtor to Secured Party proves incorrect in any respect;

                             (iv) If default exists in the due observance of any of the covenants or agreements of Debtor set forth in this Agreement, or in any other agreement, instrument or document executed and delivered to Secured Party pursuant to the terms of this Agreement, or

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

                       (v) If a judgment is entered against Debtor and remains unsatisfied for a period of thirty (30) days."

     2. Debtor represents and warrants to Secured Party that all of the representations and warranties Debtor has set forth in the Loan Agreement, as amended hereby, are true and correct and are hereby remade.

     3. Except as modified herein, all other items, provisions, and conditions of the Loan Agreement remain unmodified and are in full force and effect.

     4. DEBTOR ACKNOWLEDGES THAT THE TRANSACTIONS DESCRIBED HEREIN ARE COMMERICAL TRANSACTIONS AND WAIVES ITS RIGHTS TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, OR AS OTHERWISE ALLOWED BY
ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH SECURED PARTY MAY DESIRE TO USE, AND FURTHER WAIVES DILIGENCE, DEMAND, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT, PROTEST, AND NOTICE OF PROTEST, AND NOTICE OF ANY RENEWALS OR EXTENSIONS OF THE NOTE, AND ALL RIGHTS UNDER ANY STATUTE OF LIMITATIONS.

     5. DEBTOR HEREBY WAIVES TRIAL BY JURY IN ANY COURT AND IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART AND/OR THE ENFORCEMENT OF ANY OF SECURED PARTY'S RIGHTS AND REMEDIES. DEBTOR ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.

     IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement this 21st day of December, 1994.


Signed, Sealed, and Delivered
in the Presence of:                         COMMAND SYSTEMS INCORPORATED


/s/ [SIGNATURE APPEARS HERE]                By: /s/ Edward G. Caputo
----------------------------------             ------------------------------
  Secretary                                    Edward G. Caputo
                                               Its
/s/ [SIGNATURE APPEARS HERE]
----------------------------------


                                            PEOPLE'S BANK

/s/ [SIGNATURE APPEARS HERE]                By: /s/ [SIGNATURE APPEARS HERE]
----------------------------------             ------------------------------
                                               Its Commercial Banking Officer
/s/ Maura A. Lindsay
----------------------------------

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

STATE OF CONNECTICUT

                         ss. Hartford

COUNTY OF HARTFORD

     On this 21st day of December, 1994, personally appeared Edward G. Caputo, as President of COMMAND SYSTEMS INCORPORATED, signer and sealer of the foregoing instrument, and acknowledged the same to be his/her free act and deed and the free act and deed of said corporation, before me.



                                            [SIGNATURE APPEARS HERE]
                                            -----------------------------------
                                            Commissioner of the Superior Court


STATE OF CONNECTICUT

                        ss. Hartford

COUNTY OF HARTFORD

     On this 23rd day of December, 1994, personally appeared Domenic A. Cessario, as Commercial Banking Officer of PEOPLE'S BANK, signer and sealer of the foregoing instrument, and acknowledged the same to be his/her free act and deed and the free act and deed of said banking corporation, before me.

                                        /s/ Donna L. Murzzo
                                        ------------------------------
                                        Notary Public
                                        My Commission Expires March 31, 1998




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